UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

JERNIGAN CAPITAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 1, 2019. JERNIGAN CAPITAL, INC. 6410 POPLAR AVE. SUITE 650 MEMPHIS, TN 38119 Meeting Information Meeting Type: Annual Meeting For holders as of: March 12, 2019 Date: May 1, 2019 Time: 9:00 AM EDT Location: Lansdowne Resort 44050 Woodridge Parkway Leesburg, Virginia 20176 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. JERNIGAN CAPITAL, INC. See the reverse side of this notice to obtain proxy materials and voting instructions.

E65452-P18590 How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. SCAN TO VIEW MATERIALS & VOTE w × XXXX XXXX XXXX XXXX × XXXX XXXX XXXX XXXX × XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 17, 2019 to facilitate timely delivery. NOTICE AND PROXY STATEMENT ANNUAL REPORT Voting Items 3. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. 2. To approve the Second Amended and Restated Jernigan Capital, Inc. 2015 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 380,000 shares. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote FOR the following proposals (Common stockholders only): 1. Election of Directors Nominees: 01) Dean Jernigan 02) Randall L. Churchey 03) Mark O. Decker 04) John A. Good 05) Rebecca Owen 06) Howard A. Silver 07) Dr. Harry J. Thie The Board of Directors recommends you vote FOR the following (Common stockholders only): E65453-P18590 Voting Items NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1. Election of Director Nominee: The Board of Directors recommends you vote FOR the following (Series A Preferred stockholders only): 1a. James D. Dondero E65454-P18590 E65455-P18590

Voting Items 3. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. 2. To approve the Second Amended and Restated Jernigan Capital, Inc. 2015 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 380,000 shares. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote FOR the following proposals (Common stockholders only): 1. Election of Directors Nominees: 01) Dean Jernigan 02) Randall L. Churchey 03) Mark O. Decker 04) John A. Good 05) Rebecca Owen 06) Howard A. Silver 07) Dr. Harry J. Thie The Board of Directors recommends you vote FOR the following (Common stockholders only):E65453-P18590

Voting Items NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1. Election of Director Nominee: The Board of Directors recommends you vote FOR the following (Series A Preferred stockholders only): 1a. James D. Dondero E65454-P18590

E65455-P18590